Exhibit 10.22

EXECUTION COPY

TERMINATION AGREEMENT dated as of October 7, 2003 (the “Termination Agreement”), by and between QUALITY DISTRIBUTION, INC. (f/k/a MTL Inc.), a Florida corporation (the “Company”), and APOLLO MANAGEMENT L.P., a Delaware Limited Partnership (“Apollo”).

RECITALS

WHEREAS, Apollo and the Company entered into that certain Management Agreement dated as of February 10, 1998 (the “Management Agreement”); and

WHEREAS, Apollo has not provided any services to the Company pursuant to the Management Agreement since January 1, 2002; and

WHEREAS, the parties deem it advisable to terminate the Management Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

Section 1.    Acknowledgements. The parties hereto each acknowledge that, since January 1, 2002, no services have been provided by Apollo to the Company pursuant to the Management Agreement and, accordingly, the Company does not owe, and Apollo is not entitled to, any compensation pursuant to the Management Agreement.

Section 2.    Termination of Management Agreement. The Management Agreement (other than Section 7 (Confidentiality), Section 8 (Losses) and Section 9 (Indemnification), which provisions shall survive termination pursuant to this Agreement) is hereby terminated effective as of the date hereof.

Section 3.    Counterparts. This Termination Agreement may be executed in any number of separate counterparts (including facsimile), each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 4.    Applicable Law. THIS TERMINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PROVISIONS.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be duly executed and delivered as of the day and year first above written.

QUALITY DISTRIBUTION, INC.

By:	/s/ THOMAS FINKBINER
	Name:	Thomas Finkbiner
	Title:	President

APOLLO MANAGEMENT L.P.

By:

Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be duly executed and delivered as of the day and year first above written.

QUALITY DISTRIBUTION, INC.

By:

Name:
Title:

APOLLO MANAGEMENT L.P.

By:	/s/ MARC E. BECKER
	Name:	Marc E. Becker
	Title:	Vice President